UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2003

Date of report (Date of earliest event reported)

ENCORE MEDICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26538	65-0572565
(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

On November 20, 2003, Encore Medical Corporation (the “Company”) issued a press release to announce that on that day it filed with the Securities and Exchange Commission a preliminary prospectus supplement to its existing shelf registration statement relating to a proposed underwritten public offering of 8,500,000 shares of its common stock. The common stock proposed to be offered will consist of 6,000,000 shares offered by the Company and 2,500,000 shares offered by certain of its stockholders. The Company further expects that some of the selling stockholders will grant an over-allotment option to the underwriters for the offering of up to 1,275,000 shares.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated November 20, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: November 20, 2003	By:	/s/ Harry L. Zimmerman

Harry L. Zimmerman Executive Vice President—General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Encore Medical Corporation Press Release dated November 20, 2003

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